CAPITAL MANAGEMENT	12 Months Ended
Dec. 31, 2024
Notes and other explanatory information [abstract]
CAPITAL MANAGEMENT

14.	CAPITAL MANAGEMENT

The Company considers its capital to be comprised of stockholders' deficiency and convertible debenture.

The Company’s objective when managing capital is to maintain adequate levels of funding to support the acquisition, exploration and, if warranted, the development of mineral properties, to invest in non-mining related projects and to maintain the necessary corporate and administrative functions to facilitate these activities. This is done primarily through equity and debt financing. Future financings are dependent on market conditions and there can be no assurance that the Company will be able to raise funds in the future. There were no changes to the Company’s approach to capital management during the year ended December 31, 2024. The Company is not subject to externally imposed capital requirements.